2350 N. Sam Houston Parkway East Suite 125 Houston, Texas 77032 (281) 618-4700 Fax: (281) 618-4820

NEWS RELEASE

SOUTHWESTERN ENERGY APPOINTS STEVEN MUELLER AS PRESIDENT and

CHIEF OPERATING OFFICER

Houston, Texas – May 20, 2008…Southwestern Energy Company (NYSE: SWN) today announced the appointment of Steven L. Mueller as President and Chief Operating Officer effective as of June 2, 2008.  Harold M. Korell will continue to serve as the Company’s Chairman of the Board of Directors and Chief Executive Officer.  Mr. Mueller will report to Mr. Korell and will be responsible for the company’s oil and gas exploration and production business and its Midstream operations. A graduate of the Colorado School of Mines, Mr. Mueller has over 30 years of experience in the oil and gas industry and has served in multiple operational and managerial roles at Tenneco Oil Company, Fina Oil Company, American Exploration Company, Belco Oil & Gas Company, The Houston Exploration Company and CDX Gas, LLC.

“I have had the good fortune to work with Steve for several years while we were both at Tenneco and again at American Exploration, and I look forward to bringing his leadership and tremendous abilities in all facets of the business into Southwestern Energy,” stated Harold M. Korell, Chairman and Chief Executive Officer of Southwestern. “Steve’s addition strengthens our executive management team in a very positive way as we grow into the future.”

Southwestern Energy Company is an independent energy company whose wholly-owned subsidiaries are engaged in oil and gas exploration and production, natural gas gathering and marketing and natural gas distribution. Additional information on the company can be found on the Internet at http://www.swn.com.

Contacts:

Greg D. Kerley

Brad D. Sylvester, CFA

Executive Vice President

Manager, Investor Relations

and Chief Financial Officer

            (281) 618-4897

(281) 618-4803

All statements, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements that address activities, outcomes and other matters that should or may occur in the future, including, without limitation, statements regarding the financial position, business strategy, production and reserve growth and other plans and objectives for the company’s future operations, are forward-looking statements. Although the company

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believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The company has no obligation and makes no undertaking to publicly update or revise any forward-looking statements. You should not place undue reliance on forward-looking statements. They are subject to known and unknown risks, uncertainties and other factors that may affect the company’s operations, markets, products, services and prices and cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with forward-looking statements, risks, uncertainties and factors that could cause the company’s actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas and oil (including regional basis differentials); the timing and extent of the company’s success in discovering, developing, producing and estimating reserves; the economic viability of, and the company’s success in drilling, the company’s large acreage position in the Fayetteville Shale play, overall as well as relative to other productive shale gas plays; the company’s ability to fund the company’s planned capital investments; the company’s ability to determine the most effective and economic fracture stimulation for the Fayetteville Shale formation; the impact of federal, state and local government regulation, including any increase in severance taxes; the costs and availability of oil field personnel services and drilling supplies, raw materials, and equipment and services, including pressure pumping equipment and crews in the Arkoma Basin; the company’s future property acquisition or divestiture activities; the effects of weather; increased competition; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; conditions in capital markets and changes in interest rates, and any other factors listed in the reports the company has filed and may file with the Securities and Exchange Commission (SEC). For additional information with respect to certain of these and other factors, see reports filed by the company with the SEC. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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